UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): May 30, 2005



                           SATELLITE ENTERPRISES CORP.
               (Exact name of registrant as specified in charter)



           Nevada                     000-26607                 88-0390828
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)            Identification No.)



     2140 South Dixie Highway 303, Miami, Florida                  33133
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (305) 858-1494

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On May 30, 2005, Satellite Enterprise Corp. (the "Company") entered into an agreement (the "Agreement") with Citigate First Financial B.V. ("Citigate") for public relations services for both its headquarters with respect to its corporate and financial communications positioning, the implementation of its financial press releases and the rollout of its overall communications plan (the "Headquarters Support") and its local offices with respect to media relations support for the Company's local marketing and sales activities (the "Local Market Support").

The term of the Agreement is for one year and shall terminate on May 30, 2006. In consideration for providing its services, the Company shall pay Citigate the following compensation:

o in consideration for providing Local Market Support, each of the local distributors that utilized this service will pay Citigate 1,500 EUR per month for the term of the Agreement; and

o in consideration for providing Headquarters Support, the Company will pay Citigate an aggregate fee of 100,000 EUR of which 10,000 EUR is to be paid upon commencement of the Agreement only if the Company is cash flow positive, 40,000 EUR to be paid at the end of 2005 only if the Company is cash flow positive and 50,000 EUR to be paid at the end of 2005 only if the Company is cash flow positive.

In the event that the Agreement is terminated within six months of its commencement, the Headquarters Support fee will be reduced to the product of the number of months the Agreement was in effective multiplied by 50,000 EUR divided by 12.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit Number
                  Description
--------------------------------------------------------------------------------
10.1 Pan European Communications Support Agreement between Satellite Enterprises Corp. and Citigate First Financial B.V. dated May 30, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SATELLITE ENTERPRISES CORP.



Date:  July 11, 2005                           /s/Roy Piceni
                                               ------------------
                                               Roy Piceni
                                               Acting Chief Executive Officer